UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2018

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in August 2017, Scott M. Deakin transitioned from being the Chief Financial Officer of Lydall, Inc. (the “Company”) to his current role as President of the Company’s Thermal Acoustical Solutions business segment. On December 10, 2018, the Company and Mr. Deakin entered into a second amendment (“Amendment”) to his existing Agreement dated August 21, 2015 (as previously amended February 24, 2016, “Agreement”) in recognition of this transitions. The Amendment extends those benefits to which Mr. Deakin is already entitled under the Agreement in the event that the termination of his employment occurs following a change in control of the Company to include a change in control of the Lydall Thermal Acoustical Solutions business segment in light of the change of his role in the Company. All other terms and conditions of the Agreement, as amended to-date, remain in full force and effect.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The description in this Item 5.02 of the Amendment is qualified in its entirety by reference to Exhibit 10.1.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 6, 2018, the Board of Directors of the Company amended and restated the Company’s Bylaws to provide for a majority voting standard for uncontested elections of directors, effective immediately. The first paragraph of Section 3.04(c), Quorum, Manner of Acting and Adjournment, of ARTICLE 3, MEETING OF STOCKHOLDERS of the Bylaws was revised to provide that a nominee for director in an uncontested election will be elected if the votes cast for such nominee's election exceed the votes cast against such nominee's election. A plurality voting standard, which previously applied to all director elections, remains applicable to any contested election of directors. The Board also made conforming changes to the related director resignation policy contained in the Company’s Corporate Governance Guidelines.

A copy of the amended and restated Bylaws is filed with this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference. The description in this Item 5.03 of the amendments to the Bylaws is qualified in its entirety by reference to the amended and restated Bylaws filed as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are included with this report:

Exhibit	Exhibit
Number	Description

3.2	Bylaws of the Registrant, as amended and restated as of December 6, 2018, filed herewith.
10.1	Amendment No. 2 to the Agreement, dated December 10, 2018, between the Company and Scott M. Deakin, amending that certain Employment Agreement (as amended), dated August 21, 2015, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

December 12, 2018	By:	/s/ Chad A. McDaniel
Chad A. McDaniel Senior Vice President, General Counsel and Chief Administrative Officer